Filed pursuant to Rule 497(a)(1)

SEC File No. 333-118279

Rule 482ad

PRESS RELEASE

NGP Capital Resources Company Announces

Initial Public Offering of 16,000,000 shares

HOUSTON, TEXAS, November 10, 2004 – NGP Capital Resources Company (Nasdaq symbol: NGPC) announced that it priced its initial public offering of 16,000,000 shares of common stock at $15.00 per share, raising $240.0 million in gross proceeds. The shares are expected to be delivered on Monday, November 15, 2004. NGP Capital Resources Company has also granted the underwriters a 30-day option to purchase up to an additional 2,400,000 shares of common stock to cover over-allotments, if any. NGP Capital Resources Company expects to use the net proceeds of this offering to invest primarily in debt securities of small and mid-size energy companies.

Raymond James is acting as sole book-runner and joint lead manager with Friedman Billings Ramsey. Advest, Inc., BB&T Capital Markets, D.A. Davidson & Co., Ferris, Baker Watts Incorporated, Morgan Keegan & Company, Inc., Oppenheimer & Co., RBC Capital Markets, Southwest Securities, Inc., Stifel, Nicolaus & Company Incorporated and Wunderlich Securities, Inc. are serving as co-managers.

A registration statement relating to this public offering was filed with the Securities and Exchange Commission and has been declared effective.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A copy of the final prospectus related to the offering may be obtained from Raymond James and Associates, Inc., 880 Carillon Parkway, St. Petersberg, Florida 33716.

About NGP Capital Resources Company

NGP Capital Resources Company is a new financial services company organized by Natural Gas Partners to invest primarily in debt securities of small and mid-size energy companies. NGP Capital Resources Company’s investment objective is to generate both current income and capital appreciation primarily through debt investments with certain equity components. Natural Gas Partners, founded in 1988, is a leading provider of private equity capital and sponsorship to the energy industry.

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Although NGP Capital Resources Company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.

Contact:

NGP Capital Resources Company

Steve Gardner

713-752-0062

sgardner@ngpcrc.com